Waddell & Reed
                    Advisors
                    Bond Fund

                    Semiannual
                    Report
                    --------------
                    March 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        16     Statement of Assets and Liabilities

        17     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Householding Notice

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Bond Fund current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF BOND FUND
     March 31, 2002


Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2002.

The last six months brought signs of economic recovery and a shift in Federal Reserve policy from one of easing interest rates to a more neutral stance. Indeed, many market analysts, by March 31, were projecting interest rate increases by mid-year. While that remains to be seen, we believe that an economic recovery is taking hold, although the strength and sustainability are uncertain.

While corporate profits remained mostly depressed during the period, recent economic data suggests that they may begin to recover. We believe that continued low interest rates, tame inflation, aggressive cost cutting by domestic companies and rising productivity may be just the right recipe for improving corporate profits in the near future. While we do expect volatility to continue as the theme for the next few quarters, the underlying trends of tamer inflation and the likelihood for increasing profits lead us to believe that the prospects for the equity markets remain favorable.

By March 31, many of the primary equity indexes had shown relatively strong returns, boosted by a market rebound in the fourth quarter of 2001. For the last six months, the Nasdaq Composite Index increased 23.12 percent. The other two major indexes also showed strong returns during the period, as the S&P 500 Index increased 11 percent and the Dow Jones Industrial Average increased 18.73 percent.

In contrast, bonds struggled a bit during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's rather flat return of 0.09 percent for the period. Oftentimes, renewed confidence in the equity market, coupled with lower levels of risk aversion, can create a difficult competitive environment for fixed income securities. Bond performance over the last six months also may have been affected by the market's expectation of an eventual interest rate increase from the Federal Reserve.

Without question, recent events have impacted the market, some negatively and some positively. While ongoing change can be disconcerting to investors, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.


Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Bond Fund

GOAL
To seek a reasonable return with emphasis on preservation of capital.

STRATEGY
Invests primarily in investment grade domestic debt securities, typically corporate and government bonds.

Founded
1964

Scheduled Dividend Frequency
Monthly


Performance Summary -- Class A Shares
Per Share Data
For the Six Months Ended March 31, 2002
---------------------------------------

Dividends paid                   $0.15
                                 =====

Net asset value on
  3-31-02                       $ 6.17
  9-30-01                         6.33
                                ------
Change per share                $(0.16)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-02     -1.32%       4.71%          -0.15%         3.82%
 5-year period
  ended 3-31-02     5.33%        6.58%            ---           ---
10-year period
  ended 3-31-02     6.54%        7.17%            ---           ---
Since inception
  of Class (F)       ---          ---            4.65%         5.73%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)9-9-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 3-31-02      3.82%        5.01%
5-year period
  ended 3-31-02      ---          6.85%
10-year period
  ended 3-31-02      ---          ---
Since inception
  of Class (D)       5.69%        6.49%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)9-9-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF BOND FUND
----------------------------------------------------------------------
Portfolio Highlights

On March 31, 2002, Waddell & Reed Advisors Bond Fund had net assets totaling $665,278,809 invested in a diversified portfolio of:

   92.93% Bonds
    7.07% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Bond Fund, for every $100 you had invested on March 31, 2002, your Fund owned:

Bonds:
 Corporate                 $44.06
 U.S. Government            44.68
 Other Government            3.14
Cash and Cash Equivalents    7.07

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value
CORPORATE DEBT SECURITIES
Banks - 8.04%
 AmSouth Bancorporation,
   6.75%, 11-1-25 ........................    $6,500   $  6,618,540
 Banco Itau S.A.,
   10.0%, 8-15-11 (A) ....................     2,000      2,095,000
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-04 .........................     3,500      3,675,000
 First Union Corporation,
   6.824%, 8-1-26 ........................     7,500      7,869,203
 ING Groep N.V.,
   5.5%, 5-11-05 (B) .....................  EUR4,000      3,539,252
 NBD Bank, National Association,
   8.25%, 11-1-24 ........................    $6,000      6,615,582
 NationsBank Corporation,
   8.57%, 11-15-24 .......................     5,000      5,774,680
 SouthTrust Bank of Alabama, National Association,
   7.69%, 5-15-25 ........................     9,750     10,134,901
 Sovereign Bancorp, Inc.,
   8.0%, 3-15-03 .........................     2,000      2,022,334
 Wachovia Corporation,
   6.605%, 10-1-25 .......................     5,000      5,130,090
                                                       ------------
                                                         53,474,582
                                                       ------------

Beverages - 1.35%
 Coca-Cola Company (The),
   4.0%, 6-1-05 ..........................     3,350      3,284,136
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     5,500      5,707,163
                                                       ------------
                                                          8,991,299
                                                       ------------

Business Equipment and Services - 2.13%
 Pemex Project Funding Master Trust:
   8.5%, 2-15-08 .........................     4,200      4,431,000
   9.125%, 10-13-10 ......................     1,500      1,612,500
 Postal Square Limited Partnership,
   6.5%, 6-15-22 .........................     1,612      1,607,529
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ..........................     6,500      6,505,889
                                                       ------------
                                                         14,156,918
                                                       ------------
See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communications Equipment - 0.56%
 Norse CBO, Ltd. and Norse CBO, Inc.,
   6.515%, 8-13-10 (A) ...................    $3,719   $  3,723,446
                                                       ------------

Computers - Main and Mini - 0.53%
 International Business Machines Corporation,
   5.375%, 3-31-05 (B) ...................  EUR4,000      3,517,712
                                                       ------------

Construction Materials - 1.07%
 CEMEX, S.A. de C.V.:
   8.625%, 7-18-03 (A) ...................    $2,000      2,104,000
   12.75%, 7-15-06 (A) ...................     4,000      4,990,000
                                                       ------------
                                                          7,094,000
                                                       ------------

Containers - 0.46%
 Owens-Illinois, Inc.,
   7.15%, 5-15-05 ........................     3,250      3,103,750
                                                       ------------

Financial Companies - 9.83%
 Abitibi-Consolidated Company of Canada,
   6.95%, 12-15-06 .......................     3,500      3,455,284
 Asset Securitization Corporation,
   7.49%, 4-14-29 ........................     6,000      6,400,432
 Associates Corporation of North America,
   6.25%, 11-1-08 ........................     4,250      4,263,222
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust, PG&E-1,
   6.42%, 9-25-08 ........................     5,000      5,196,993
 Chase Manhattan - First Union Commercial
   Mortgage Trust,
   7.439%, 7-15-09 .......................     7,500      7,988,677
 Countrywide Home Loans, Inc.,
   6.5%, 8-25-29 .........................     6,843      6,764,465
 First Union National Bank Commercial Mortgage,
   7.841%, 3-15-10 .......................     7,500      8,149,656


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Financial Companies (Continued)
 General Motors Acceptance Corporation:
   5.5%, 2-2-05 (B) ......................  EUR3,750   $  3,253,515
   6.125%, 9-15-06 .......................    $2,000      1,979,674
   8.875%, 6-1-10 ........................     5,500      6,074,497
 IMC Home Equity Loan Trust,
   6.9%, 1-20-22 .........................     1,615      1,646,053
 Residential Accredit Loans, Inc.,
   7.25%, 3-25-31 ........................     4,978      5,105,933
 Residential Asset Securities Corporation,
   8.0%, 10-25-24 ........................         3          3,323
 Westinghouse Electric Corporation,
   8.875%, 6-14-14 .......................     4,500      5,139,828
                                                       ------------
                                                         65,421,552
                                                       ------------

Food & Related - 1.72%
 ConAgra, Inc.,
   7.125%, 10-1-26 .......................     7,750      8,097,680
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07.......................     3,500      3,316,250
                                                       ------------
                                                         11,413,930
                                                       ------------

Forest & Paper Products - 0.93%
 Champion International Corporation,
   6.4%, 2-15-26 .........................     6,100      6,188,407
                                                       ------------

Health Care - General - 1.09%
 Bristol-Myers Squibb Company,
   5.75%, 10-1-11 ........................     7,500      7,219,410
                                                       ------------

Hospital Supply and Management - 0.65%
 HCA - The Healthcare Company,
  8.75%, 9-1-10 ..........................     4,000      4,370,000
                                                       ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March  31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Household - General Products - 1.72%
 Procter & Gamble Company (The),
   8.0%, 9-1-24 ..........................   $10,000   $ 11,419,990
                                                       ------------

Insurance - Life - 0.00%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-00 (C) ....................       150          6,000
                                                       ------------

Motor Vehicle Parts - 0.03%
 Federal-Mogul Corporation,
   7.75%, 7-1-06 (C) .....................     1,000        180,000
                                                       ------------

Multiple Industry - 4.96%
 BellSouth Capital Funding Corporation,
   7.875%, 2-15-30 .......................     1,875      2,083,626
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-10 (A) ....................     8,500      5,865,000
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-02 ........................     4,500      4,535,977
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-05 ........................     1,500      1,500,000
 Cox Trust II,
   7.0%, 8-16-04 .........................     2,500      2,540,625
 Tele-Communications, Inc.,
   8.35%, 2-15-05 ........................     7,500      7,918,290
 TOLLROAD INVESTMENT PARTNERSHIP
   SERIES II,
   0.0%, 2-15-09 (A) .....................     2,000      1,270,938
 Tyco International Group S.A.,
   6.375%, 2-15-06 .......................     4,000      3,661,400
 Union Electric Co.,
   8.25%, 10-15-22 .......................     3,500      3,618,773
                                                       ------------
                                                         32,994,629
                                                       ------------

Petroleum - Domestic - 0.55%
 Ocean Energy, Inc.,
   8.375%, 7-1-08 ........................     3,500      3,701,250
                                                       ------------

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Petroleum - Services - 1.00%
 Halliburton Company,
   6.75%, 2-1-27 .........................    $7,250   $  6,620,707
                                                       ------------

Railroad - 0.75%
 CSX Corporation,
   6.95%, 5-1-27 .........................     5,000      5,015,700
                                                       ------------

Real Estate Investment Trusts - 0.23%
 Host Marriott, L.P.,
   8.375%, 2-15-06 .......................     1,500      1,511,250
                                                       ------------

Retail - Specialty Stores - 0.91%
 Fred Meyer, Inc.,
   7.45%, 3-1-08 .........................     5,750      6,075,185
                                                       ------------

Utilities - Electric - 2.82%
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-05 .........................     4,000      4,009,520
 Entergy Arkansas, Inc.,
   7.5%, 8-1-07 ..........................     3,750      3,780,802
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .......................     3,250      3,358,895
 Niagara Mohawk Power Corporation,
   7.375%, 7-1-03 ........................     4,159      4,335,467
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ........................     3,250      3,275,906
                                                       ------------
                                                         18,760,590
                                                       ------------

Utilities - Gas and Pipeline - 0.61%
 Williams Companies, Inc. (The):
   6.5%, 8-1-06 ..........................     2,500      2,391,150
   7.125%, 9-1-11 ........................     1,750      1,661,240
                                                       ------------
                                                          4,052,390
                                                       ------------
See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Utilities - Telephone - 2.12%
 BellSouth Corporation,
   5.0%, 10-15-06 ........................    $2,500   $  2,451,172
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................     4,000      4,126,992
 Pacific Bell,
   7.25%, 11-1-27 ........................     3,250      3,174,249
 Qwest Communications International Inc.,
   7.5%, 11-1-08 .........................     5,000      4,339,430
                                                       ------------
                                                         14,091,843
                                                       ------------

TOTAL CORPORATE DEBT SECURITIES - 44.06%               $293,104,540
 (Cost: $294,370,634)

OTHER GOVERNMENT SECURITIES
Canada - 3.81%
 Hydro-Quebec,
   8.05%, 7-7-24 .........................     9,000     10,229,841
 Province de Quebec:
   7.14%, 2-27-26 ........................     9,200      9,834,018
   6.29%, 3-6-26 .........................     5,000      5,304,405
                                                       ------------
                                                         25,368,264
                                                       ------------

Supranational - 0.87%
 Inter-American Development Bank,
   8.4%, 9-1-09 ..........................     5,000      5,764,920
                                                       ------------

TOTAL OTHER GOVERNMENT SECURITIES - 4.68%              $ 31,133,184
 (Cost: $28,363,002)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 8.87%
 Federal Home Loan Mortgage Corporation:
   6.375%, 11-15-03 ......................     1,500      1,564,821
   4.5%, 3-15-04 (B) .....................  EUR4,250      3,704,042
   4.625%, 4-11-05 .......................   $ 1,000      1,006,250
   5.75%, 9-24-08 ........................     5,000      4,950,050

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Agency Obligations (Continued)
 Federal National Mortgage Association:
   3.58%, 5-26-05 ........................   $ 3,250   $  3,148,711
   5.5%, 2-15-06 .........................    10,250     10,435,382
   5.25%, 8-14-06 ........................     4,500      4,506,093
   4.5%, 10-17-06 ........................     4,000      3,884,324
   6.25%, 7-19-11 ........................     4,500      4,494,996
   6.0%, 12-21-11 ........................    11,000     10,773,037
 Tennessee Valley Authority:
   4.875%, 12-15-16 ......................     5,000      4,911,820
   5.88%, 4-1-36 .........................     5,500      5,653,070
                                                       ------------
Total Agency Obligations                                 59,032,596
                                                       ------------

Mortgage-Backed Obligations - 26.73%
 Federal Home Loan Mortgage Corporation Agency
   REMIC/CMO:
   6.5%, 9-25-18 .........................     3,000      3,083,880
   6.25%, 1-15-21 ........................    12,000     12,337,239
   6.5%, 11-25-21 ........................     3,500      3,570,910
   6.5%, 1-15-27 .........................     8,250      8,270,631
   6.5%, 7-15-28 .........................     8,211      8,352,505
   6.5%, 8-15-28 .........................       918        917,909
   7.5%, 3-15-29 .........................     4,000      4,083,373
   7.5%, 9-15-29 .........................     1,808      1,853,497
   6.5%, 11-15-29 ........................     6,750      6,628,687
 Federal Home Loan Mortgage Corporation
   Non-Agency REMIC/CMO,
   6.5%, 11-15-29 ........................    10,000      9,873,959
 Federal Home Loan Mortgage Corporation
   Participation Certificates:
   9.0%, 6-1-27 ..........................     4,091      4,488,961
   7.0%, 5-1-31 ..........................     5,535      5,645,920
   6.5%, 10-1-31 .........................     8,190      8,170,758
 Federal National Mortgage Association Agency
   REMIC/CMO:
   6.0%, 3-25-14 .........................     6,500      6,480,379
   6.5%, 8-25-21 .........................     2,154      2,202,046
   6.0%, 2-25-28 .........................     3,953      3,964,691

See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Federal National Mortgage Association
   Pass-Through Certificates:
   6.09%, 4-1-09 .........................   $ 4,347   $  4,381,832
   6.0%, 1-1-17 ..........................     6,428      6,410,591
   6.0%, 2-1-17 ..........................     6,689      6,670,608
   6.5%, 3-1-17 ..........................     2,750      2,799,414
   7.0%, 6-1-24 ..........................     3,709      3,784,596
   6.0%, 12-1-28 .........................     5,094      4,977,132
   6.5%, 1-1-30 ..........................     5,224      5,221,824
   6.5%, 7-1-30 ..........................     5,496      5,494,222
 Government National Mortgage Association Pass-
   Through Certificates:
   8.0%, 11-15-17 ........................     4,365      4,683,556
   7.5%, 7-15-23 .........................     1,463      1,539,115
   7.5%, 12-15-23 ........................     1,958      2,059,690
   8.0%, 9-15-25 .........................     2,400      2,552,902
   7.0%, 7-20-27 .........................       158        161,439
   7.0%, 9-20-27 .........................     2,386      2,434,692
   6.5%, 7-15-28 .........................     8,113      8,113,874
   6.5%, 5-15-29 .........................     4,549      4,546,997
   7.5%, 7-15-29 .........................     2,110      2,200,307
   7.75%, 10-15-31 .......................     1,929      2,021,732
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-1 Class 2-C,
   7.25%, 11-15-21 .......................     2,250      2,359,102
   2000-2 Class 2-D,
   7.5%, 9-15-26 .........................     4,500      4,692,960
   2001-2 Class 1-D,
   6.75%, 9-15-19 ........................     4,250      4,395,095
   2001-3 Class G,
   6.5%, 4-15-27 .........................     2,000      1,949,280
   2002-1 Class 2G,
   6.5%, 10-15-25 ........................     4,500      4,468,365
                                                       ------------
Total Mortgage-Backed Obligations                       177,844,670
                                                       ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Treasury Obligations - 8.59%
 U.S. Treasury Bonds:
   11.25%, 2-15-15 .......................   $10,250   $ 15,261,286
   6.0%, 2-15-26 .........................     4,250      4,228,916
   6.125%, 11-15-27 ......................     7,250      7,339,777
 U.S. Treasury Notes:
   6.5%, 8-15-05 .........................    15,000     15,954,495
   7.0%, 7-15-06 .........................     7,000      7,591,444
   5.625%, 5-15-08 .......................     5,000      5,122,070
   6.5%, 2-15-10 .........................     1,500      1,606,054
                                                       ------------
Total Treasury Obligations                               57,104,042
                                                       ------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 44.19%                                   $293,981,308
 (Cost: $292,638,592)

TOTAL SHORT-TERM SECURITIES - 6.12%                    $ 40,721,307
 (Cost: $40,721,307)

TOTAL INVESTMENT SECURITIES - 99.05%                   $658,940,339
 (Cost: $656,093,535)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.95%         6,338,470

NET ASSETS - 100.00%                                   $665,278,809


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF BOND FUND
     March 31, 2002


Notes to Schedule of Investments

(A) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the total value of these securities amounted to $20,048,384 or 3.01% of net assets.

(B) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro).

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     BOND FUND
     March 31, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
  Investment securities -- at value
     (Notes 1 and 3) .......................................  $658,940
  Cash  ....................................................        26
  Receivables:
     Interest ..............................................     8,150
     Fund shares sold ......................................     1,627
  Prepaid insurance premium  ...............................        15
                                                              --------
       Total assets  .......................................   668,758
                                                              --------
LIABILITIES
  Payable to Fund shareholders  ............................     2,077
  Payable for investment securities purchased  .............       999
  Accrued shareholder servicing (Note 2)  ..................       162
  Accrued service fee (Note 2)  ............................       123
  Accrued management fee (Note 2)  .........................        49
  Accrued accounting services fee (Note 2)  ................         7
  Accrued distribution fee (Note 2)  .......................         7
  Other  ...................................................        55
                                                              --------
       Total liabilities  ..................................     3,479
                                                              --------
          Total net assets .................................  $665,279
                                                              ========
NET ASSETS
  $1.00 par value capital stock:
     Capital stock .........................................  $107,766
     Additional paid-in capital ............................   574,522
  Accumulated undistributed income (loss):
     Accumulated undistributed net investment income .......       425
     Accumulated undistributed net realized
       loss on investment transactions  ....................   (20,278)
     Net unrealized appreciation in value of
       investments  ........................................     2,844
                                                              --------
       Net assets applicable to outstanding
          units of capital .................................  $665,279
                                                              ========
Net asset value per share (net assets divided
  by shares outstanding):
  Class A  .................................................     $6.17
  Class B  .................................................     $6.17
  Class C  .................................................     $6.17
  Class Y  .................................................     $6.17
Capital shares outstanding:
  Class A  .................................................    99,464
  Class B  .................................................     4,771
  Class C  .................................................     1,680
  Class Y  .................................................     1,851
Capital shares authorized ..................................   240,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     BOND FUND
     For the Six Months Ended March 31, 2002
     (In Thousands)
INVESTMENT INCOME
  Interest and amortization (Note 1B)  .....................  $ 19,805
                                                              --------
  Expenses (Note 2):
     Investment management fee .............................     1,704
     Service fee:
       Class A  ............................................       713
       Class B  ............................................        33
       Class C  ............................................        11
     Shareholder servicing:
       Class A  ............................................       621
       Class B  ............................................        42
       Class C  ............................................        14
       Class Y  ............................................         5
     Distribution fee:
       Class A  ............................................        40
       Class B  ............................................        99
       Class C  ............................................        33
     Accounting services fee ...............................        41
     Custodian fees ........................................        25
     Audit fees ............................................        12
     Legal fees ............................................         6
     Other .................................................       113
                                                              --------
       Total expenses  .....................................     3,512
                                                              --------
          Net investment income ............................    16,293
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on securities  .........................     1,356
  Realized net loss on foreign
     currency transactions .................................       (10)
                                                              --------
     Realized net gain on investments ......................     1,346
  Unrealized depreciation in value of investments
     during the period .....................................   (19,109)
                                                              --------
       Net loss on investments  ............................   (17,763)
                                                              --------
          Net decrease in net assets resulting
            from operations ................................  $ (1,470)
                                                              ========
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     BOND FUND
     (In Thousands)

                                      For the    For the
                                        six       fiscal
                                      months       year
                                       ended      ended
                                      3-31-02    9-30-01
                                     ---------  ---------
INCREASE IN NET ASSETS
  Operations:
     Net investment income ........    $16,293   $30,783
     Realized net gain (loss)
       on investments  ............      1,346      (479)
     Unrealized appreciation
       (depreciation)  ............    (19,109)   29,389
                                      --------  --------
       Net increase (decrease) in net
          assets resulting
          from operations .........     (1,470)   59,693
                                      --------  --------
  Distributions to shareholders
     from net investment income (Note 1D):*
     Class A ......................    (15,013)  (30,183)
     Class B ......................       (536)     (600)
     Class C ......................       (180)     (156)
     Class Y ......................       (176)     (210)
                                      --------  --------
                                       (15,905)  (31,149)
                                      --------  --------
  Capital share transactions (Note 5)   66,531    83,470
                                      --------  --------
       Total increase  ............     49,156   112,014
NET ASSETS
  Beginning of period  ............    616,123   504,109
                                      --------  --------
  End of period  ..................   $665,279  $616,123
                                      ========  ========
     Undistributed net investment
       income  ....................   $    425  $     47
                                      ========  ========

*See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the For theFor the
                       six   fiscal fiscal      For the fiscal year
                     months    year period       ended December 31,
                     ended    ended  ended    --------------------------------
                    3-31-02 9-30-019-30-00    1999   1998    1997   1996
                    ------- --------------   -----  -----   -----  -----
Net asset value,
 beginning of period $6.33  $6.01   $5.97  $6.39   $6.32  $6.14   $6.34
                     -----   -----  -----   -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
 income               0.16   0.35    0.27   0.35    0.38   0.39   0.39
 Net realized and
   unrealized gain
   (loss) on
   investments ..... (0.17)   0.32   0.04   (0.42)  0.07    0.19  (0.20)
                     -----   -----  -----   -----  -----   -----  -----
Total from investment
 operations  ....... (0.01)   0.67   0.31   (0.07)  0.45    0.58   0.19
                     -----   -----  -----   -----  -----   -----  -----
Less distributions from
 net investment
 income ............ (0.15)  (0.35) (0.27)  (0.35) (0.38)  (0.40) (0.39)
                     -----   -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  .... $6.17   $6.33  $6.01   $5.97  $6.39   $6.32  $6.14
                     =====   =====  =====   =====  =====   =====  =====
Total return* ...... -0.10%  11.50%  5.24%  -1.08%  7.27%   9.77%  3.20%
Net assets, end of
 period (in
 millions)  ........  $614    $584   $493    $501   $551    $524     $519
Ratio of expenses to
 average net assets   1.03%**1.01%   1.02%**0.95%   0.84%  0.77%  0.77%
Ratio of net investment
 income to average
 net assets  .......  5.03%** 5.66%  6.00%** 5.72%  5.88%   6.34%  6.34%
Portfolio turnover
 rate  ............. 13.87%  36.46% 23.21%  34.12% 33.87%  35.08% 55.74%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                   For the  For theFor the  period
                       six   fiscal fiscal    from
                    months     year period 9-9-99*
                     ended    ended  ended through
                   3-31-02  9-30-019-30-0012-31-99
                  -------- --------------- -------
Net asset value,
 beginning of period $6.33  $6.01   $5.97  $6.05
                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
 income ............  0.13   0.29    0.23   0.10
 Net realized and
   unrealized gain (loss)
   on investments .. (0.16)   0.33   0.04   (0.08)
                     -----   -----  -----   -----
Total from investment
 operations  ....... (0.03)   0.62   0.27    0.02
                     -----   -----  -----   -----
Less distributions from
 net investment
 income ............ (0.13) (0.30)  (0.23) (0.10)
                     -----   -----  -----   -----
Net asset value,
 end of period  .... $6.17   $6.33  $6.01   $5.97
                     =====   =====  =====   =====
Total return ....... -0.52%  10.55%  4.56%   0.30%
Net assets, end of
 period (in
 millions)  ........   $30     $22     $7      $2
Ratio of expenses to
 average net assets   1.90%**1.87%   1.90%**1.91%**
Ratio of net investment
 income to average
 net assets  .......  4.17%** 4.74%  5.12%** 4.93%**
Portfolio turnover
 rate  ............. 13.87%  36.46% 23.21%  34.12%**

 *Commencement of operations.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     BOND FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                   For the  For theFor the  period
                       six   fiscal fiscal    from
                    months     year period 9-9-99*
                     ended    ended  ended through
                   3-31-02  9-30-019-30-0012-31-99
                  -------- --------------- -------
Net asset value,
 beginning of period $6.33  $6.01   $5.96  $6.05
                     -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
 income ............  0.13   0.30    0.22   0.10
 Net realized and
   unrealized gain (loss)
   on investments .. (0.16)   0.32   0.05   (0.09)
                     -----   -----  -----   -----
Total from investment
 operations  ....... (0.03)   0.62   0.27    0.01
                     -----   -----  -----   -----
Less distributions from
 net investment
 income ............ (0.13) (0.30)  (0.22) (0.10)
                     -----   -----  -----   -----
Net asset value,
 end of period  .... $6.17   $6.33  $6.01   $5.96
                     =====   =====  =====   =====
Total return ....... -0.52%  10.53%  4.64%   0.13%
Net assets, end of
 period (in
 thousands)  ......$10,368  $6,738 $1,382    $289
Ratio of expenses to
 average net assets   1.90%**1.87%   1.95%**1.98%**
Ratio of net investment
 income to average
 net assets  .......  4.18%** 4.72%  5.07%** 4.87%**
Portfolio turnover
 rate  ............. 13.87%  36.46% 23.21%  34.12%**

 *Commencement of operations.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For theFor the
                      six    fiscal fiscal      For the fiscal year
                    months   year   period       ended December 31,
                    ended    ended   ended--------------------------------
                   3-31-02  9-30-019-30-00    1999   1998    1997   1996
                   -------  --------------   -----  -----   -----   ----
Net asset value,
 beginning of period $6.33  $6.01   $5.97  $6.39   $6.32  $6.14   $6.34
                     -----   -----  -----   -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
 income ............  0.13   0.38    0.28   0.40    0.39   0.42   0.40
 Net realized and
   unrealized gain (loss)
   on investments .. (0.13)   0.31   0.04   (0.45)  0.07    0.17  (0.20)
                     -----   -----  -----   -----  -----   -----  -----
Total from investment
 operations  .......  0.00    0.69   0.32   (0.05)  0.46    0.59   0.20
                     -----   -----  -----   -----  -----   -----  -----
Less distributions from
 net investment
 income ............ (0.16) (0.37)  (0.28) (0.37)  (0.39) (0.41)  (0.40)
                     -----   -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  .... $6.17   $6.33  $6.01   $5.97  $6.39   $6.32  $6.14
                     =====   =====  =====   =====  =====   =====  =====
Total return .......  0.04%  11.83%  5.47%  -0.81%  7.54%   9.91%  3.35%
Net assets, end of
 period (in
 millions)  ........   $11      $3     $3      $2     $6      $5    $12
Ratio of expenses to
 average net assets   0.73%* 0.73%   0.72%* 0.69%   0.61%  0.64%  0.62%
Ratio of net investment
 income to average
 net assets  .......  5.36%*  5.95%  6.30%*  6.00%  6.10%   6.48%  6.52%
Portfolio turnover
 rate  ............. 13.87%  36.46% 23.21%  34.12% 33.87%  35.08% 55.74%

*Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     March 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the "Fund) is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to provide a reasonable return with emphasis on preservation of capital, by investing primarily in domestic debt securities, usually bonds of investment grade. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported.
     Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,484,096. During the period ended March 31, 2002, W&R received $36,488 and $1,435 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,060,904 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $14,763, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $47,547,748, while proceeds from maturities and sales aggregated $35,693,473. Purchases of short-term securities and U.S. Government obligations aggregated $2,485,033,017 and $107,688,007, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government obligations aggregated $2,497,219,284 and $47,643,299, respectively.

For Federal income tax purposes, cost of investments owned at March 31, 2002 was $656,141,473, resulting in net unrealized appreciation of $2,798,866, of which $13,389,365 related to appreciated securities and $10,590,499 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $2,112 during the fiscal period ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $21,111,957 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $18,234,028 at September 30, 2002; $80,903 at September 30, 2003; $2,794,914 at September 30,
2008; and $2,112 at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $456,958 and foreign currency losses of $20,632, which have been deferred to the fiscal year ending September 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the       For the
                         six months        fiscal
                              ended    year ended
                            3-31-02       9-30-01
                        -----------   -----------
Shares issued from sale
 of shares:
 Class A  ............       47,715       141,634
 Class B  ............        1,748         2,939
 Class C  ............          948           995
 Class Y  ............        1,444           298
Shares issued from
 reinvestment of dividends:
 Class A  ............        2,216         4,429
 Class B .............           82            93
 Class C .............           28            25
 Class Y  ............           28            29
Shares redeemed:
 Class A  ............      (42,687)     (135,805)
 Class B .............         (604)         (617)
 Class C .............         (359)         (186)
 Class Y  ............          (52)         (425)
                             ------        ------
Increase in outstanding
 capital shares ......       10,507        13,409
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............     $300,765      $872,905
 Class B  ............       10,994        18,221
 Class C  ............        5,971         6,162
 Class Y  ............        9,087         1,843
Value issued from
 reinvestment of dividends:
 Class A  ............       13,851        27,232
 Class B  ............          514           575
 Class C  ............          177           156
 Class Y  ............          175           179
Value redeemed:
 Class A  ............     (268,634)     (836,207)
 Class B  ............       (3,787)       (3,801)
 Class C  ............       (2,253)       (1,148)
 Class Y  ............         (329)       (2,647)
                           --------       -------
Increase in outstanding
 capital  ............     $ 66,531       $83,470
                           ========       =======

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund (the "Fund"), one of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of March 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Bond Fund as of March 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

CORPORATION DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

SELECTED CORPORATION OFFICERS
Henry J. Herrmann, President
James C. Cusser, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.





FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888) WADDELL
  (888) 923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1020SA(3-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.